UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 21, 2007

ELKCORP
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5341		75-1217920

(State or Other Jurisdiction	(Commission		(IRS Employer
of Incorporation)	File Number)		Identification No.)

14911 Quorum Drive, Suite 600, Dallas, Texas			75254-1491

(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:		(972) 851-0500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

     On January 21, 2007, ElkCorp, a Delaware corporation (the “Company”), entered into a First Amendment, dated as of January 21, 2007 (the “Amendment”) to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 15, 2007, among CGEA Holdings, Inc., a Delaware corporation (“Parent”), CGEA Investor, Inc., a Delaware corporation (“Offeror”) and the Company. Parent and Offeror are owned directly or indirectly by Carlyle Partners IV, L.P. (the “Sponsor”), a private equity fund affiliated with The Carlyle Group. Under the terms of the Merger Agreement, on January 18, 2007, Offeror commenced a tender offer (the “Tender Offer”) to purchase all of the Company’s outstanding shares of common stock, par value $1.00 per share (the “Shares”).

     Pursuant to the Amendment, Offeror increased the consideration to be offered pursuant to the Tender Offer to $42.00 per Share, upon the terms and subject to the conditions set forth in the Supplement to the Offer to Purchase contained in Amendment No. 1 to the Tender Offer Statement on Schedule TO, dated January 22, 2007 and in the related revised Letter of Transmittal, each filed by Offeror with the Securities and Exchange Commission on January 22, 2007.

     In connection with the increase in consideration to be offered pursuant to the Tender Offer, Parent and Offeror have delivered a revised Equity Commitment Letter and a revised Debt Commitment Letter, as each is defined in the Merger Agreement.

     More information about the Amendment may be found in Amendment No. 2 to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission on January 22, 2007 (the “Statement”). The preceding summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein in its entirety by reference to Exhibit (e)(8) to the Statement.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

     See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELKCORP

By:	/s/ David G. Sisler
Name: David G. Sisler
	Title:	Senior Vice President, General Counsel
and Secretary

Date: January 23, 2007

INDEX OF EXHIBITS

Number	Exhibit

2.1	First Amendment, dated as of January 21, 2007 to the Amended and Restated Agreement and Plan of Merger, dated as of January 15, 2007 (incorporated by reference to Exhibit (e)(8) to Amendment No. 2 to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission on January 22, 2007)
99.1	Press release issued by ElkCorp on January 22, 2007 (incorporated by reference to Exhibit (a)(16) to Amendment No. 2 to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Securities and Exchange Commission on January 22, 2007)